Exhibit 21
GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2015

Company Name	State or Sovereign Power of Incorporation
2140879 Ontario Inc.	Canada
ACAR Leasing Ltd.	Delaware
ACF Investment Corp.	Delaware
Adam Opel AG	Germany
AFS Management Corp.	Nevada
AFS SenSub Corp.	Nevada
Aftermarket (UK) Limited	England
AmeriCredit Consumer Loan Company, Inc.	Nevada
AmeriCredit Financial Services, Inc.	Delaware
AmeriCredit Funding Corp. XI	Delaware
AmeriCredit Syndicated Warehouse Trust	Delaware
Annunciata Corporation	Delaware
APGO Trust	Delaware
Approach (UK) Limited	England and Wales
Argonaut Holdings LLC	Delaware
Auto Lease Finance Corporation	Cayman Islands
Auto Partners III, Inc.	Delaware
Banco GMAC S.A.	Brazil
Baylis (Gloucester) Limited	England and Wales
Bean Chevrolet Buick GMC Ltd.	Canada
Berse Road (No. 1) Limited	England
Berse Road (No. 2) Limited	England
Bochum Perspektive 2022 GmbH	Germany
BOCO (Proprietary) Limited	South Africa
Boco Trust	South Africa
Boden Brussels NV	Belgium
Bridge Motors (Banbury) Limited	England and Wales
Bridgewater Chevrolet, Inc.	Delaware
Britain Chevrolet, Inc.	Delaware
Cadillac Europe GmbH	Switzerland
Cadillac of Greenwich, Inc.	Delaware
Carve-Out Ownership Cooperative LLC	Delaware
Chevrolet Cadillac of Pawling, Inc.	Delaware
Chevrolet of Columbus, Inc.	Delaware
Chevrolet of Novato, Inc.	Delaware
Chevrolet Sales (Thailand) Limited	Thailand
Chevrolet Sales India Private Ltd.	India
Chevrolet Sociedad Anonima de Ahorro para Fines Determinados	Argentina
CHEVYPLAN S.A. Sociedad Administradora de Planes de Autofinanciamiento Comercial	Colombia
Controladora General Motors, S.A. de C.V.	Mexico
Courtesy Buick-GMC, Inc.	Delaware
Crosby Automotive Group, Inc.	Delaware

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2015

Company Name	State or Sovereign Power of Incorporation
Curt Warner Chevrolet, Inc.	Delaware
Daniels Chevrolet, Inc.	Delaware
DCJ1 LLC	Delaware
Dealership Liquidations, Inc.	Delaware
Delphi Energy and Engine Management Systems UK Overseas Corporation	Delaware
DMAX, Ltd.	Ohio
FAW-GM Light Duty Commercial Vehicle Co., Ltd.	China
Fox Valley Buick-GMC, Inc.	Delaware
G.M.A.C. Financiera de Colombia S.A. Compania de Financiamiento Comercial	Colombia
G.M.A.C.-Comercio e Aluguer de Veiculos, Lda.	Portugal
General International Limited	Bermuda
General Motors (China) Investment Company Limited	China
General Motors (Hong Kong) Company Limited	Hong Kong
General Motors (Thailand) Limited	Thailand
General Motors - Colmotores S.A.	Colombia
General Motors Africa and Middle East FZE	United Arab Emirates
General Motors Asia Pacific Holdings, LLC	Delaware
General Motors Asia, Inc.	Delaware
General Motors Asset Management Corporation	Delaware
General Motors Australia Ltd.	Australia
General Motors Austria GmbH	Austria
General Motors Auto LLC	Russian Federation
General Motors Automobiles Philippines, Inc.	Philippines
General Motors Automotive Holdings, S.L.	Spain
General Motors Belgium N.V.	Belgium
General Motors Chile Industria Automotriz Limitada	Chile
General Motors China, Inc.	Delaware
General Motors Daewoo Auto and Technology CIS LLC	Russian Federation
General Motors de Argentina S.r.l.	Argentina
General Motors de Mexico, S. de R.L. de C.V.	Mexico
General Motors del Ecuador S.A.	Ecuador
General Motors do Brasil Ltda.	Brazil
General Motors East Africa Limited	Kenya
General Motors Egypt, S.A.E.	Egypt
General Motors Espana, S.L.U.	Spain
General Motors Europe Holdings, S.L.U.	Spain
General Motors Europe Limited	England and Wales
General Motors Financial Company, Inc.	Texas
General Motors Financial International B.V.	Netherlands
General Motors Financial Italia S.p.A.	Italy
General Motors Financial of Canada, Ltd.	Canada
General Motors Financial UK Limited	England and Wales

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2015

Company Name	State or Sovereign Power of Incorporation
General Motors Finland Oy	Finland
General Motors France	France
General Motors GBS Hungary Ltd.	Hungary
General Motors Global Service Operations, Inc.	Delaware
General Motors Hellas S.A.	Greece
General Motors Holden Australia Ltd.	Australia
General Motors Holden Australia NSC Ltd.	Australia
General Motors Holdings LLC	Delaware
General Motors India Private Limited	India
General Motors International Holdings, Inc.	Delaware
General Motors International Operations Pte. Ltd.	Singapore
General Motors International Services Company SAS	Colombia
General Motors Investment Management Corporation	Delaware
General Motors Investment Participacoes Ltda.	Brazil
General Motors Investments Pty. Ltd.	Australia
General Motors Ireland Limited	Ireland
General Motors Israel Ltd.	Israel
General Motors Italia S.r.l.	Italy
General Motors Japan Limited	Japan
General Motors Limited	England
General Motors LLC	Delaware
General Motors Manufacturing Poland Sp. z o.o.	Poland
General Motors Nederland B.V.	Netherlands
General Motors New Zealand Pensions Limited	New Zealand
General Motors of Canada Company	Canada
General Motors Overseas Commercial Vehicle Corporation	Delaware
General Motors Overseas Corporation (active)	Delaware
General Motors Overseas Distribution LLC	Delaware
General Motors Peru S.A.	Peru
General Motors Poland Spolka, z o. o.	Poland
General Motors Portugal Lda.	Portugal
General Motors Powertrain (Thailand) Limited	Thailand
General Motors Powertrain - Europe S.r.l.	Italy
General Motors Research Corporation	Delaware
General Motors South Africa (Pty) Limited	South Africa
General Motors Suisse S.A.	Switzerland
General Motors Taiwan Ltd.	Taiwan
General Motors Technical Centre India Private Limited	India
General Motors Treasury Center, LLC	Delaware
General Motors Turkiye Limited Sirketi	Turkey
General Motors UK Limited	England
General Motors Uruguay S.A.	Uruguay

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2015

Company Name	State or Sovereign Power of Incorporation
General Motors Venezolana, C.A.	Venezuela
General Motors Ventures LLC	Delaware
General Motors Warehousing and Trading (Shanghai) Co. Ltd.	China
General Motors-Holden's Sales Pty. Limited	Australia
Georgia Automotive Group, Inc.	Delaware
Global Services Detroit LLC	Delaware
Global Tooling Service Company Europe Limited	England and Wales
GM (UK) Pension Trustees Limited	England
GM Administradora de Bens Ltda.	Brazil
GM APO Holdings, LLC	Delaware
GM Auslandsprojekte GmbH	Germany
GM Automotive Services Belgium NV	Belgium
GM Automotive UK	England
GM Canada Holdings B.V.	Netherlands
GM Canada Holdings LLC	Delaware
GM Canada Limited Partnership	Canada
GM CME Holdings C.V.	Netherlands
GM Components Holdings, LLC	Delaware
GM Daewoo UK Limited	England
GM Deutschland GmbH	Germany
GM Eurometals, Inc.	Delaware
GM Europe Treasury Company AB	Sweden
GM Finance Co. Holdings LLC	Delaware
GM Financial Canada Leasing Ltd.	Canada
GM Financial Consumer Discount Company	Pennsylvania
GM Financial de Mexico, S.A. de C.V. SOFOM E.R.	Mexico
GM Financial Del Peru S.A.C.	Peru
GM Financial GmbH	Germany
GM Financial Insurance Services GmbH	Germany
GM Financial Management Trust	Delaware
GM Financial Mexico Holdings LLC	Delaware
GM Financial Real Estate GmbH & Co KG	Germany
GM GEFS HOLDINGS (CHC4) ULC	Canada
GM Global Business Services Philippines, Inc.	Philippines
GM Global Purchasing and Supply Chain Romania Srl	Romania
GM Global Technology Operations LLC	Delaware
GM Global Tooling Company LLC	Delaware
GM Holden Ltd.	Australia
GM Holdings U.K. No.1 Limited	England and Wales
GM Holdings U.K. No.3 Limited	England and Wales
GM International Sales Ltd.	Cayman Islands
GM Inversiones Santiago Limitada	Chile

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2015

Company Name	State or Sovereign Power of Incorporation
GM Investment Trustees Limited	England
GM Korea Company	Korea, Republic of
GM Korea Ltd.	Korea, Republic of
GM LAAM Holdings, LLC	Delaware
GM Mexico Holdings B.V.	Netherlands
GM Personnel Services, Inc.	Delaware
GM Plats (Proprietary) Limited	South Africa
GM PSA Purchasing Services S.A.	Belgium
GM Regional Holdings LLC	Delaware
GM Retirees Pension Trustees Limited	England
GM Subsystems Manufacturing, LLC	Delaware
GM Viet Nam Motor Company Ltd.	Vietnam
GM-DI Leasing LLC	Delaware
GM-UMI Technology Research and Development Ltd.	Israel
GMAC - Instituicao Financeira de Credito, S.A.	Portugal
GMAC Administradora de Consorcios Ltda.	Brazil
GMAC Automotriz Limitada	Chile
GMAC Banque S.A.	France
GMAC Colombia S.A. LLC	Delaware
GMAC Comercial Automotriz Chile S.A.	Chile
GMAC Continental Corporation	Delaware
GMAC de Venezuela, C.A.	Venezuela
GMAC Espana de Financiacion, S.A. Unipersonal	Spain
GMAC Financial Services AB	Sweden
GMAC Holdings (U.K.) Limited	England
GMAC Lease B.V. (aka Masterlease Europe)	Netherlands
GMAC Nederland N.V.	Netherlands
GMAC Servicios S.A.S.	Colombia
GMAC Suisse SA	Switzerland
GMAC UK plc	England
GMAC-Prestadora de Servios de Mo-de-Obra Ltda.	Brazil
GMACI Corretora de Seguros Ltda.	Brazil
GMAM Real Estate I, LLC	Delaware
GMCH&SP Private Equity II L.P.	Canada
GMF Automobile Leasing Trust 2013-PP1	Delaware
GMF Europe Holdco Limited	United Kingdom
GMF Europe LLP	England and Wales
GMF Floorplan Owner Revolving Trust	Delaware
GMF Funding Corp.	Delaware
GMF Germany Holdings GmbH	Germany
GMF Global Assignment LLC	Delaware
GMF International LLC	Delaware

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2015

Company Name	State or Sovereign Power of Incorporation
GMF Leasing LLC	Delaware
GMF Leasing Warehousing Trust	Delaware
GMF Wholesale Receivables LLC	Delaware
Go Motor Retailing Limited	England and Wales
Go Trade Parts Limited	England and Wales
Grand Pointe Holdings, Inc.	Michigan
Grand Pointe Park Condominium Association	Michigan
H.S.H. Limited	England and Wales
Haines & Strange Limited	England and Wales
Heritage Chevrolet Cadillac Buick GMC, Inc.	Delaware
Holden Employees Superannuation Fund Pty Ltd	Australia
Holden New Zealand Limited	New Zealand
IBC Pension Trustees Limited	England
IBC Vehicles Limited	England
Infinite Velocity Automotive, Inc.	Delaware
IUE-GM National Joint Skill Development and Training Committee	Ohio
Jeffery (Wandsworth) Limited	England and Wales
JS Folsom Automotive, Inc.	Delaware
Lease Ownership Cooperative LLC	Delaware
Lidlington Engineering Company, Ltd.	Delaware
Limited Liability Company "General Motors CIS"	Russian Federation
Mack Buick-GMC, Inc.	Delaware
Manassas Chevrolet, Inc.	Delaware
Martin Automotive, Inc.	Delaware
Master Lease Germany GmbH	Germany
Masterlease Europe Renting, S.L.	Spain
Memorial Highway Chevrolet, Inc.	Delaware
Merced Chevrolet, Inc.	Delaware
Mike Reichenbach Chevrolet, Inc.	Delaware
Millbrook Pension Management Limited	England
Missouri Automotive Group, Inc.	Delaware
Monetization of Carve-Out, LLC	Delaware
Motor Repris Automocio S.L.	Spain
Motors Holding LLC	Delaware
Motors Properties (Trading) Limited	England and Wales
Motors Properties Limited	England and Wales
Multi-Use Lease Entity Trust	Delaware
Neovia Logistics Supply Chain Services GmbH	Germany
North American New Cars LLC	Delaware
Omnibus BB Transportes, S. A.	Ecuador
OnStar de Mexico S. de R.L. de C.V.	Mexico
OnStar Europe Ltd.	England and Wales

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2015

Company Name	State or Sovereign Power of Incorporation
OnStar Global Services Corporation	Delaware
OnStar, LLC	Delaware
Opel Bank GmbH	Germany
Opel Danmark A/S	Denmark
Opel Group GmbH	Germany
Opel Leasing Austria GmbH	Austria
Opel Leasing GmbH (German entity)	Germany
Opel Norge AS	Norway
Opel Southeast Europe LLC	Hungary
Opel Sverige AB	Sweden
Opel Szentgotthard Automotive Manufacturing LLC	Hungary
Opel Wien GmbH	Austria
P.T. G M AutoWorld Indonesia	Indonesia
P.T. General Motors Indonesia	Indonesia
Pan Asia Technical Automotive Center Company, Ltd.	China
Patriot Chevrolet, Inc.	Delaware
Pearl (Crawley) Limited	England and Wales
Performance Buyout Fund of Funds II Parallel, L.P.	Delaware
Performance Buyout Fund of Funds II, L.P.	Delaware
Performance Buyout Fund of Funds, L.P.	Delaware
Performance Direct Investments I, L.P.	Delaware
Performance Direct Investments II, L.P.	Delaware
Performance Equity Management, LLC	Delaware
Performance Global Fund of Funds I, L.P.	Delaware
Performance Opportunities Fund, L.P.	Delaware
Performance Venture Capital II, L.P.	Delaware
Performance Venture Capital III, L.P.	Delaware
Performance Venture Capital, L.P.	Delaware
PIMS Co.	Delaware
Princeton Chevrolet, Inc.	Delaware
PT. General Motors Indonesia Manufacturing	Indonesia
Riverfront Holdings III, Inc.	Delaware
Riverfront Holdings Phase II, Inc.	Delaware
Riverfront Holdings, Inc.	Delaware
RMH III, Inc.	Delaware
SAIC General Motors Corporation Limited	China
SAIC General Motors Investment Limited	China
SAIC General Motors Sales Company Limited	China
SAIC GM Dong Yue Motors Company Limited	China
SAIC GM Dong Yue Powertrain Company Limited	China
SAIC GM (Shenyang) Norsom Motors Co. Ltd.	China
SAIC GM Wuling Automobile Company Limited	China

GENERAL MOTORS COMPANY
SUBSIDIARIES AND JOINT VENTURES OF THE REGISTRANT
AS OF DECEMBER 31, 2015

Company Name	State or Sovereign Power of Incorporation
SAIC-GMAC Automotive Finance Company Limited	China
Sandoval Buick GMC, Inc.	Delaware
Servicios GMAC S.A. de C.V.	Mexico
Shanghai Chengxin Used Car Operation and Management Company Limited	China
Shanghai OnStar Telematics Co. Ltd.	China
Sherwoods (Darlington) Limited	England and Wales
Sistemas de Compra Programada Chevrolet, C.A.	Venezuela
Skurrays Limited	England
Smokey Point Buick Pontiac GMC, Inc.	Delaware
Stam-Terberg Autobedrijven B. V.	Netherlands
Superior Chevrolet, Inc.	Delaware
Todd Wenzel Buick GMC of Davison, Inc.	Delaware
Todd Wenzel Buick GMC of Westland	Delaware
Tradition Chevrolet Buick, Inc.	Delaware
Uptown Chevrolet-Cadillac, Inc.	Delaware
Valentine Buick GMC, Inc.	Delaware
Vauxhall Defined Contribution Pension Plan Trustees Limited	England and Wales
Vehicle Asset Universal Leasing Trust	Delaware
Velocity Prime Automotive, Inc.	Delaware
Vence Lone Star Motors, Inc.	Delaware
VHC Sub-Holdings (UK)	England
Vickers (Lakeside) Limited	England and Wales
Vision Motors Limited	England and Wales
Wilson & Co. (Lincoln) Limited	England and Wales
Woodbridge Buick GMC, Inc.	Delaware
WRE, Inc.	Michigan
Zona Franca Industrial Colmotores SAS	Colombia

Total - 321

Pursuant to Item 601(b)(21) of Regulation S-K we have omitted certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary at December 31, 2015. Additionally 42 subsidiaries of General Motors Financial Company, Inc. have been omitted that operate in the U.S. in the same line of business as General Motors Financial Company, Inc. at December 31, 2015.